The Hartford

Investor Financial Supplement
March 31, 2025

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Hartford Insurance Group, Inc.

As of April 23, 2025
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company ratings are on positive outlook at Standard and Poor's and Moody's and on stable outlook at A.M. Best
- Hartford Life and Accident Insurance Company ratings are on positive outlook at Standard and Poor's and on stable outlook at A.M. Best and Moody’s
Internet address:	- Navigators Insurance Company ratings are on positive outlook at Standard and Poor's and on stable outlook at A.M. Best
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Kate Jorens	Junior subordinated debentures	bbb	BBB-	Baa2
SVP, Treasurer & Head of Investor Relations	Preferred stock	bbb	BBB-	Baa3
Phone (860) 547-4066
- The Hartford Insurance Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on positive outlook at A.M. Best, Standard and Poor’s and Moody’s

Transfer Agent
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Insurance Group, Inc. (formerly The Hartford Financial Services Group, Inc.) are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Insurance Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Hartford Insurance Group, Inc.
Investor Financial Supplement

The Hartford Insurance Group, Inc.
Consolidated Financial Results

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Highlights
Net income	$630	$853	$767	$738	$753
Net income available to common stockholders [1]	$625	$848	$761	$733	$748
Core earnings*	$639	$865	$752	$750	$709
Total revenues	$6,810	$6,879	$6,751	$6,486	$6,419
Total assets	$82,307	$80,917	$81,219	$79,046	$77,710
Per Share and Shares Data
Basic earnings per common share
Net income available to common stockholders	$2.18	$2.93	$2.60	$2.48	$2.51
Core earnings*	$2.23	$2.99	$2.57	$2.54	$2.38
Diluted earnings per common share
Net income available to common stockholders	$2.15	$2.88	$2.56	$2.44	$2.47
Core earnings*	$2.20	$2.94	$2.53	$2.50	$2.34
Weighted average common shares outstanding (basic)	286.6	289.3	292.6	295.5	298.1
Dilutive effect of stock compensation	4.2	4.9	4.9	4.4	4.5
Weighted average common shares outstanding and dilutive potential common shares (diluted)	290.8	294.2	297.5	299.9	302.6
Common shares outstanding	285.1	287.6	290.8	294.0	296.8
Book value per common share	$57.91	$56.03	$57.34	$52.20	$50.99
Per common share impact of accumulated other comprehensive income [2]	9.05	10.03	6.89	10.43	10.10
Book value per common share (excluding AOCI)*	$66.96	$66.06	$64.23	$62.63	$61.09
Book value per diluted share	$57.07	$55.09	$56.39	$51.43	$50.23
Per diluted share impact of AOCI	8.92	9.86	6.78	10.28	9.95
Book value per diluted share (excluding AOCI)*	$65.99	$64.95	$63.17	$61.71	$60.18
Common shares outstanding and dilutive potential common shares	289.3	292.5	295.7	298.4	301.3
Return on Common Stockholders' Equity ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	18.8%	19.9%	20.0%	19.8%	18.5%
Core earnings ROE*	16.2%	16.7%	17.4%	17.4%	16.6%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

The Hartford Insurance Group, Inc.
Consolidated Statements of Operations

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Earned premiums	$5,835	$5,809	$5,734	$5,578	$5,446
Fee income	346	354	347	339	333
Net investment income	656	714	659	602	593
Net realized gains (losses)	(49)	(17)	(13)	(59)	28
Other revenues	22	19	24	26	19
Total revenues	6,810	6,879	6,751	6,486	6,419
Benefits, losses and loss adjustment expenses	4,000	3,779	3,823	3,661	3,611
Amortization of deferred policy acquisition costs ("DAC")	607	591	585	561	545
Insurance operating costs and other expenses	1,352	1,367	1,323	1,285	1,283
Interest expense	50	50	49	50	50
Amortization of other intangible assets	18	18	18	17	18
Restructuring and other costs [1]	—	—	1	—	1
Total benefits, losses and expenses	6,027	5,805	5,799	5,574	5,508
Income before income taxes	783	1,074	952	912	911
Income tax expense	153	221	185	174	158
Net income	630	853	767	738	753
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	625	848	761	733	748
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	47	16	12	58	(30)
Restructuring and other costs, before tax [1]	—	—	1	—	1
Integration and other non-recurring M&A costs, before tax [2]	2	2	2	2	2
Change in deferred gain on retroactive reinsurance, before tax [3]	(32)	4	(26)	(37)	(24)
Income tax expense (benefit) [4]	(3)	(5)	2	(6)	12
Core earnings	$639	$865	$752	$750	$709
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group.
[3]For the three months ended March 31, 2025 and 2024, the Company recorded amortization of the deferred gain related to the Navigators adverse development cover ("Navigators ADC") of $32 and $24, respectively.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Operating Results By Segment

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income (loss):
Business Insurance	$477	$708	$528	$540	$573
Personal Insurance	5	154	31	(11)	34
Property & Casualty Other Operations ("P&C Other Operations")	13	(156)	10	11	8
Property & Casualty ("P&C")	495	706	569	540	615
Employee Benefits	133	126	156	171	108
Hartford Funds	43	49	54	44	45
Sub-total	671	881	779	755	768
Corporate	(41)	(28)	(12)	(17)	(15)
Net income	630	853	767	738	753
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	$625	$848	$761	$733	$748

Core earnings (loss):
Business Insurance	$471	$665	$534	$551	$546
Personal Insurance	6	155	33	(4)	33
P&C Other Operations	13	(106)	10	14	7
P&C	490	714	577	561	586
Employee Benefits	136	139	154	178	107
Hartford Funds	44	51	47	43	41
Sub-total	670	904	778	782	734
Corporate	(31)	(39)	(26)	(32)	(25)
Core earnings	$639	$865	$752	$750	$709

The Hartford Insurance Group, Inc.
Consolidating Balance Sheets

	Property & Casualty		Employee Benefits		Hartford Funds		Corporate [1]		Consolidated
	Mar 31 2025	Dec 31 2024	Mar 31 2025	Dec 31 2024	Mar 31 2025	Dec 31 2024	Mar 31 2025	Dec 31 2024	Mar 31 2025	Dec 31 2024
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$35,946	$34,421	$8,072	$7,959	$—	$—	$186	$187	$44,204	$42,567
Fixed maturities, at fair value using the fair value option	227	254	53	54	—	—	—	—	280	308
Equity securities, at fair value	145	212	30	46	111	109	226	236	512	603
Mortgage loans, net	4,735	4,751	1,621	1,645	—	—	—	—	6,356	6,396
Limited partnerships and other alternative investments	4,055	3,974	1,094	1,068	—	—	—	—	5,149	5,042
Other investments	173	168	6	6	48	52	—	—	227	226
Short-term investments	1,625	2,075	174	389	306	291	1,261	1,313	3,366	4,068
Total investments	46,906	45,855	11,050	11,167	465	452	1,673	1,736	60,094	59,210
Cash	129	148	—	26	9	9	—	—	138	183
Restricted cash	68	42	10	9	—	—	—	—	78	51
Accrued investment income	358	352	100	92	—	1	3	5	461	450
Premiums receivable and agents’ balances, net	5,750	5,390	636	608	—	—	—	—	6,386	5,998
Reinsurance recoverables, net [2]	6,669	6,626	296	290	—	—	220	224	7,185	7,140
Deferred policy acquisition costs ("DAC")	1,252	1,206	35	33	—	—	—	—	1,287	1,239
Deferred income taxes	657	746	2	33	1	2	438	448	1,098	1,229
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	800	778	62	62	6	6	41	42	909	888
Other intangible assets	302	310	307	317	10	10	—	—	619	637
Other assets	1,404	1,411	163	142	106	100	468	328	2,141	1,981
Total assets	$65,073	$63,642	$13,384	$13,502	$778	$761	$3,072	$3,012	$82,307	$80,917
Unpaid losses and loss adjustment expenses	$37,105	$36,404	$8,161	$8,206	$—	$—	$—	$—	$45,266	$44,610
Reserves for future policy benefits [2]	—	—	291	290	—	—	158	158	449	448
Other policyholder funds and benefits payable [2]	—	—	402	401	—	—	209	213	611	614
Unearned premiums	9,836	9,368	38	40	—	—	—	—	9,874	9,408
Debt	—	—	—	—	—	—	4,368	4,366	4,368	4,366
Other liabilities	2,615	2,796	179	219	188	173	1,913	1,836	4,895	5,024
Total liabilities	49,556	48,568	9,071	9,156	188	173	6,648	6,573	65,463	64,470
Common stockholders' equity, excluding AOCI*	16,406	16,206	4,610	4,706	590	588	(2,516)	(2,501)	19,090	18,999
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(889)	(1,132)	(297)	(360)	—	—	(1,394)	(1,394)	(2,580)	(2,886)
Total stockholders' equity	15,517	15,074	4,313	4,346	590	588	(3,576)	(3,561)	16,844	16,447
Total liabilities and stockholders' equity	$65,073	$63,642	$13,384	$13,502	$778	$761	$3,072	$3,012	$82,307	$80,917
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.3 billion as of March 31, 2025 and December 31, 2024, respectively, held by the holding company of The Hartford Insurance Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

The Hartford Insurance Group, Inc.
Capital Structure

	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Debt
Senior notes	$3,869	$3,867	$3,866	$3,865	$3,864
Junior subordinated debentures	499	499	499	499	499
Total debt	$4,368	$4,366	$4,365	$4,364	$4,363
Stockholders' Equity
Total stockholders’ equity	$16,844	$16,447	$17,008	$15,680	$15,468
Less: Preferred stock	334	334	334	334	334
Less: AOCI	(2,580)	(2,886)	(2,005)	(3,068)	(2,997)
Common stockholders' equity, excluding AOCI	$19,090	$18,999	$18,679	$18,414	$18,131
Capitalization
Total capitalization, including AOCI, net of tax	$21,212	$20,813	$21,373	$20,044	$19,831
Total capitalization, excluding AOCI, net of tax*	$23,792	$23,699	$23,378	$23,112	$22,828
Debt to Capitalization Ratios
Total debt to capitalization, including AOCI	20.6%	21.0%	20.4%	21.8%	22.0%
Total debt to capitalization, excluding AOCI*	18.4%	18.4%	18.7%	18.9%	19.1%
Total debt and preferred stock to capitalization, including AOCI	22.2%	22.6%	22.0%	23.4%	23.7%
Total debt and preferred stock to capitalization, excluding AOCI*	19.8%	19.8%	20.1%	20.3%	20.6%
Total rating agency adjusted debt to capitalization [1] [2]	21.5%	21.8%	21.3%	22.7%	22.9%
Fixed Charge Coverage Ratios
Total earnings to total fixed charges [3]	14.7:1	17.9:1	17.3:1	17.1:1	17.1:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of March 31, 2025 and 2024.
[2]Results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

The Hartford Insurance Group, Inc. .
Statutory Capital To GAAP Stockholders' Equity Reconciliation
March 31, 2025

	P&C	Employee Benefits
U.S. statutory net income [1][2]	$436	$134
U.S. statutory capital [2][3][4]	$13,418	$2,609
U.S. GAAP adjustments [2]:
DAC	1,201	35
Non-admitted deferred tax assets [5]	240	156
Deferred taxes [6]	(325)	(329)
Goodwill	112	723
Other intangible assets	18	307
Non-admitted assets other than deferred taxes	844	113
Asset valuation and interest maintenance reserve	—	260
Benefit reserves	(63)	423
Unrealized losses on investments	(1,118)	(585)
Deferred gain on retroactive reinsurance agreements [7]	(876)	—
Other, net	929	601
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	14,380	4,313
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,137	—
Total U.S. GAAP stockholders’ equity	$15,517	$4,313
[1]Statutory net income is for the three months ended March 31, 2025.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

The Hartford Insurance Group, Inc.
Accumulated Other Comprehensive Income (Loss)

	As Of
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net unrealized gain (loss) on fixed maturities, AFS	$(1,237)	$(1,539)	$(671)	$(1,732)	$(1,642)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(6)	(6)	(5)	(7)	(7)
Net gains on cash flow hedging instruments	40	40	33	30	21
Total net unrealized gain (loss)	(1,203)	(1,505)	(643)	(1,709)	(1,628)
Foreign currency translation adjustments	29	29	41	35	36
Liability for future policy benefits adjustments	30	33	19	35	30
Pension and other postretirement plan adjustments	(1,436)	(1,443)	(1,422)	(1,429)	(1,435)
Total AOCI	$(2,580)	$(2,886)	$(2,005)	$(3,068)	$(2,997)

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Written premiums	$4,599	$4,045	$4,245	$4,453	$4,206
Change in unearned premium reserve	376	(164)	111	483	345
Earned premiums	4,223	4,209	4,134	3,970	3,861
Fee income	19	19	19	19	19
Losses and loss adjustment expenses
Current accident year before catastrophes	2,454	2,426	2,464	2,347	2,300
Current accident year catastrophes [1]	467	80	247	280	161
Prior accident year development [2]	(122)	101	(50)	(115)	(56)
Total losses and loss adjustment expenses	2,799	2,607	2,661	2,512	2,405
Amortization of DAC	599	583	577	552	536
Insurance operating costs	696	689	669	655	642
Amortization of other intangible assets	8	8	8	7	8
Dividends to policyholders	10	10	10	9	10
Underwriting gain*	130	331	228	254	279
Net investment income	512	562	518	471	459
Net realized gains (losses)	(26)	(9)	(34)	(61)	13
Net servicing and other income (expense)	4	2	—	5	2
Income before income taxes	620	886	712	669	753
Income tax expense	125	180	143	129	138
Net income	495	706	569	540	615
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	24	6	33	62	(15)
Integration and other non-recurring M&A costs, before tax	2	2	2	2	2
Change in deferred gain on retroactive reinsurance, before tax [2]	(32)	4	(26)	(37)	(24)
Income tax expense (benefit) [3]	1	(4)	(1)	(6)	8
Core earnings	$490	$714	$577	$561	$586
ROE
Net income available to common stockholders [4]	18.8%	20.5%	19.9%	19.9%	18.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	1.1%	0.8%	1.1%	1.2%	1.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [2]	(0.8%)	(0.7%)	1.0%	1.3%	1.6%
Income tax benefit [3]	(0.1%)	—%	(0.4%)	(0.5%)	(0.6%)
Impact of AOCI, excluded from core earnings ROE	(1.8%)	(2.3%)	(2.7%)	(3.1%)	(2.6%)
Core earnings [4]	17.3%	18.4%	19.0%	18.9%	18.1%
[1]The three months ended March 31, 2025 included $325 of losses, net of reinsurance, from the January 2025 California Wildfire Event, including $207 in Business Insurance and $118 in Personal Insurance.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Workers’ compensation	$(65)	$(70)	$(69)	$(52)	$(67)
Workers' compensation discount accretion	12	10	11	11	12
General liability	—	130	32	32	17
Marine	—	—	—	(8)	7
Package business	—	—	(5)	(1)	—
Commercial property	(3)	—	(2)	(2)	(3)
Professional liability	—	(20)	—	(2)	(5)
Bond	—	(34)	—	(22)	—
Assumed reinsurance	—	—	—	15	9
Commercial automobile liability	—	21	16	10	—
Personal automobile liability	(12)	(17)	—	(13)	—
Homeowners	(18)	(13)	(5)	(10)	—
Net asbestos and environmental reserves	—	141	—	—	—
Catastrophes	—	(49)	—	(38)	—
Uncollectible reinsurance	—	(19)	—	—	—
Other reserve re-estimates, net [1]	(4)	17	(2)	2	(2)
Prior accident year development before change in deferred gain	(90)	97	(24)	(78)	(32)
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	(32)	4	(26)	(37)	(24)
Total prior accident year development	$(122)	$101	$(50)	$(115)	$(56)
[1]Other reserve re-estimates, net for the three months ended March 31, 2025 and 2024 includes a favorable change of $(12) and $(7), respectively, in automobile physical damage reserves within Personal Insurance.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Property & Casualty
Underwriting Ratios

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Underwriting Gain	$130	$331	$228	$254	$279
Underwriting Ratios
Loss and loss adjustment expense ratio	66.3	61.9	64.4	63.3	62.3
Expense ratio [1]	30.4	29.9	29.9	30.1	30.2
Policyholder dividend ratio	0.2	0.2	0.2	0.2	0.3
Combined ratio	96.9	92.1	94.5	93.6	92.8
Current accident year catastrophes and prior accident year development	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)
Underlying combined ratio*	88.8	87.8	89.7	89.5	90.1

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio*	58.1	57.6	59.6	59.1	59.6
Current accident year catastrophes	11.1	1.9	6.0	7.1	4.2
Prior accident year development [2]	(2.9)	2.4	(1.2)	(2.9)	(1.5)
Total loss and loss adjustment expense ratio	66.3	61.9	64.4	63.3	62.3
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Written premiums	$3,686	$3,174	$3,275	$3,540	$3,362
Change in unearned premium reserve	362	(129)	26	419	314
Earned premiums	3,324	3,303	3,249	3,121	3,048
Fee income	11	10	11	11	11
Losses and loss adjustment expenses
Current accident year before catastrophes	1,891	1,849	1,862	1,750	1,725
Current accident year catastrophes [1]	280	67	155	155	109
Prior accident year development [2]	(83)	(58)	(36)	(81)	(56)
Total losses and loss adjustment expenses	2,088	1,858	1,981	1,824	1,778
Amortization of DAC	531	516	512	489	476
Insurance operating costs	512	505	497	484	487
Amortization of other intangible assets	7	8	7	7	7
Dividends to policyholders	10	10	10	9	10
Underwriting gain	187	416	253	319	301
Net investment income	437	479	442	402	391
Net realized gains (losses)	(24)	(3)	(32)	(50)	12
Other income (expense) [3]	(1)	(1)	(1)	(1)	(2)
Income before income taxes	599	891	662	670	702
Income tax expense	122	183	134	130	129
Net income	477	708	528	540	573
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	22	2	31	50	(13)
Integration and other non-recurring M&A costs, before tax [3]	2	2	2	2	2
Change in deferred gain on retroactive reinsurance, before tax [2]	(32)	(58)	(26)	(37)	(24)
Income tax expense (benefit) [4]	2	11	(1)	(4)	8
Core earnings	$471	$665	$534	$551	$546
[1]Refer to [1] on page 8 for information about catastrophe losses related to the January 2025 California Wildfire Event.
[2]Refer to [3] on page 2 for information about the change in deferred gain on retroactive reinsurance on the Navigators ADC.
[3]Includes Navigators Group integration costs.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Workers’ compensation	$(65)	$(70)	$(69)	$(52)	$(67)
Workers' compensation discount accretion	12	10	11	11	12
General liability	—	130	32	32	17
Marine	—	—	—	(8)	7
Package business	—	—	(5)	(1)	—
Commercial property	(3)	—	(2)	(2)	(3)
Professional liability	—	(20)	—	(2)	(5)
Bond	—	(34)	—	(22)	—
Assumed reinsurance	—	—	—	15	9
Automobile liability	—	21	16	10	—
Catastrophes	—	(34)	—	(33)	—
Uncollectible reinsurance	—	—	—	—	(7)
Other reserve re-estimates, net	5	(3)	7	8	5
Prior accident year development before change in deferred gain	(51)	—	(10)	(44)	(32)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(32)	(58)	(26)	(37)	(24)
Total prior accident year development	$(83)	$(58)	$(36)	$(81)	$(56)
[1]Includes amortization of the deferred gain on retroactive reinsurance related to the Navigators ADC.

The Hartford Insurance Group, Inc.
Business Insurance
Underwriting Ratios

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Underwriting Gain	$187	$416	$253	$319	$301
Underwriting Ratios
Loss and loss adjustment expense ratio	62.8	56.3	61.0	58.4	58.3
Expense ratio [1]	31.3	30.8	30.9	31.1	31.5
Policyholder dividend ratio	0.3	0.3	0.3	0.3	0.3
Combined ratio [2]	94.4	87.4	92.2	89.8	90.1
Current accident year catastrophes and prior accident year development	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)
Underlying combined ratio	88.4	87.1	88.6	87.4	88.4

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	56.9	56.0	57.3	56.1	56.6
Current accident year catastrophes	8.4	2.0	4.8	5.0	3.6
Prior accident year development	(2.5)	(1.8)	(1.1)	(2.6)	(1.8)
Total loss and loss adjustment expense ratio	62.8	56.3	61.0	58.4	58.3

Combined Ratios by Line of Business
Small Business
Combined ratio	93.3	83.8	91.6	88.7	89.0
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(8.0)	(1.2)	(6.4)	(6.1)	(3.8)
Prior accident year development	4.1	4.1	4.1	4.2	4.3
Underlying combined ratio	89.4	86.7	89.3	86.8	89.6
Middle & Large Business
Combined ratio	99.8	93.9	97.0	95.9	94.0
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(8.9)	(0.5)	(3.5)	(4.8)	(3.6)
Prior accident year development	(0.3)	(3.3)	(3.3)	(1.4)	(1.2)
Underlying combined ratio	90.6	90.2	90.2	89.6	89.2
Global Specialty
Combined ratio [2]	89.3	84.7	87.4	83.4	87.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(8.7)	(5.4)	(3.8)	(3.5)	(3.3)
Prior accident year development	3.4	4.3	1.7	5.3	0.7
Underlying combined ratio	84.0	83.6	85.3	85.2	85.3
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]The three months ended March 31, 2025 and 2024 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $32 and $24, respectively, representing a benefit of 1.0 and 0.8 points, respectively, for the Business Insurance combined ratio and 3.4 and 2.8 points, respectively, for the global specialty combined ratio.

The Hartford Insurance Group, Inc.
Business Insurance
Supplemental Data

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Written Premiums
Small Business	$1,553	$1,330	$1,347	$1,373	$1,425
Middle & Large Business	1,111	1,059	1,117	1,140	1,016
Middle Market	931	900	962	993	872
National Accounts and Other	180	159	155	147	144
Global Specialty [1]	1,006	769	797	1,013	907
U.S.	559	533	544	595	505
International	113	123	102	125	106
Global Re	334	113	151	293	296
Other	16	16	14	14	14
Total	$3,686	$3,174	$3,275	$3,540	$3,362
Earned Premiums
Small Business	$1,360	$1,355	$1,323	$1,284	$1,248
Middle & Large Business	1,075	1,069	1,065	1,021	996
Middle Market	924	918	921	879	864
National Accounts and Other	151	151	144	142	132
Global Specialty [1]	873	865	847	802	789
U.S.	540	547	540	514	503
International	113	115	113	108	105
Global Re	220	203	194	180	181
Other	16	14	14	14	15
Total	$3,324	$3,303	$3,249	$3,121	$3,048

Business Insurance Statistical Premium Information
Small Business
Net New Business Premium	$298	$264	$278	$291	$268
Renewal Written Price Increases	6.2%	7.4%	6.5%	6.4%	5.7%
Policy Count Retention	84%	84%	84%	84%	85%
Policies In-Force (in thousands)	1,591	1,570	1,558	1,537	1,512
Middle Market [2]
Net New Business Premium	$188	$180	$176	$187	$174
Renewal Written Price Increases	7.0%	6.6%	6.9%	6.8%	7.1%
Premium Retention	81%	84%	84%	85%	83%
Global Specialty
Gross New Business Premium [3]	$225	$224	$233	$264	$223
Renewal Written Price Increases [4]	6.2%	5.9%	5.5%	6.1%	6.0%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Written premiums	$913	$871	$970	$913	$844
Change in unearned premium reserve	14	(35)	85	64	31
Earned premiums	899	906	885	849	813
Fee income	8	9	8	8	8
Losses and loss adjustment expenses
Current accident year before catastrophes	563	577	602	597	575
Current accident year catastrophes [1]	187	13	92	125	52
Prior accident year development	(39)	(53)	(14)	(34)	(7)
Total losses and loss adjustment expenses	711	537	680	688	620
Amortization of DAC	68	67	65	63	60
Insurance operating costs	182	182	169	169	153
Amortization of other intangible assets	1	—	1	—	1
Underwriting gain (loss)	(55)	129	(22)	(63)	(13)
Net investment income	57	64	58	50	50
Net realized gains (losses)	(2)	(5)	(2)	(8)	1
Net servicing and other income (expense)	5	3	5	6	4
Income (loss) before income taxes	5	191	39	(15)	42
Income tax expense (benefit)	—	37	8	(4)	8
Net income (loss)	5	154	31	(11)	34
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	2	3	2	9	(2)
Income tax expense (benefit) [2]	(1)	(2)	—	(2)	1
Core earnings (loss)	$6	$155	$33	$(4)	$33
[1]Refer to [1] on page 8 for information about catastrophe losses related to the January 2025 California Wildfire Event.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Automobile liability	$(12)	$(17)	$—	$(13)	$—
Homeowners	(18)	(13)	(5)	(10)	—
Catastrophes	—	(15)	—	(5)	—
Uncollectible reinsurance	—	—	—	—	—
Other reserve re-estimates, net [1]	(9)	(8)	(9)	(6)	(7)
Total prior accident year development	$(39)	$(53)	$(14)	$(34)	$(7)
[1]Other reserve re-estimates, net for the three months ended March 31, 2025 and 2024 includes a favorable change of $(12) and $(7) in automobile physical damage reserves.

The Hartford Insurance Group, Inc.
Personal Insurance
Underwriting Ratios

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Underwriting Gain (Loss)	$(55)	$129	$(22)	$(63)	$(13)
Underwriting Ratios
Loss and loss adjustment expense ratio	79.1	59.3	76.8	81.0	76.3
Expense ratio	27.0	26.5	25.6	26.4	25.3
Combined ratio	106.1	85.8	102.5	107.4	101.6
Current accident year catastrophes and prior accident year development	(16.5)	4.4	(8.8)	(10.7)	(5.5)
Underlying combined ratio	89.7	90.2	93.7	96.7	96.1

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	62.6	63.7	68.0	70.3	70.7
Current accident year catastrophes	20.8	1.4	10.4	14.7	6.4
Prior accident year development	(4.3)	(5.8)	(1.6)	(4.0)	(0.9)
Total loss and loss adjustment expense ratio	79.1	59.3	76.8	81.0	76.3
Combined Ratios by Product
Automobile
Combined ratio	93.5	98.3	105.7	105.4	103.9
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.2)	—	(5.8)	(3.6)	(1.0)
Prior accident year development	3.8	4.7	1.6	3.1	1.6
Underlying combined ratio	96.1	103.0	101.5	104.9	104.4
Homeowners
Combined ratio	133.2	57.8	94.7	114.5	96.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(63.7)	(4.8)	(21.0)	(40.4)	(18.7)
Prior accident year development	5.6	8.6	1.7	3.7	(0.5)
Underlying combined ratio	75.1	61.7	75.4	77.8	77.0

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Distribution
Written Premiums
Direct	$758	$716	$815	$780	$728
Agency	155	155	155	133	116
Total	$913	$871	$970	$913	$844
Earned Premiums
Direct	$757	$769	$761	$735	$706
Agency	142	137	124	114	107
Total	$899	$906	$885	$849	$813
Product Line
Written Premiums
Automobile	$627	$590	$649	$617	$600
Homeowners	286	281	321	296	244
Total	$913	$871	$970	$913	$844
Earned Premiums
Automobile	$618	$627	$616	$592	$566
Homeowners	281	279	269	257	247
Total	$899	$906	$885	$849	$813

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data (Continued)

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Statistical Premium Information (Year Over Year)
Net New Business Premium
Automobile	$81	$77	$83	$82	$72
Homeowners	$62	$59	$60	$47	$34
Renewal Written Price Increases
Automobile	15.8%	19.0%	20.7%	23.4%	25.5%
Homeowners	12.3%	13.8%	15.1%	14.9%	15.2%
Effective Policy Count Retention
Automobile	79%	79%	79%	79%	79%
Homeowners	83%	84%	83%	84%	83%
Policies In-Force (in thousands)
Automobile	1,146	1,171	1,193	1,214	1,233
Homeowners	719	712	707	702	701

The Hartford Insurance Group, Inc.
P&C Other Operations
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Losses and loss adjustment expenses
Prior accident year development	$—	$212	$—	$—	$7
Total losses and loss adjustment expenses	—	212	—	—	7
Insurance operating costs	2	2	3	2	2
Underwriting loss	(2)	(214)	(3)	(2)	(9)
Net investment income	18	19	18	19	18
Net realized losses	—	(1)	—	(3)	—
Other expense	—	—	(4)	—	—
Income (loss) before income taxes	16	(196)	11	14	9
Income tax expense (benefit)	3	(40)	1	3	1
Net income (loss)	13	(156)	10	11	8
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses excluded from core earnings, before tax	—	1	—	3	—
Change in deferred gain on retroactive reinsurance, before tax	—	62	—	—	—
Income tax benefit [1]	—	(13)	—	—	(1)
Core earnings (loss)	$13	$(106)	$10	$14	$7
[1]Represents federal income tax benefit related to before tax items not included in core earnings (loss).

The Hartford Insurance Group, Inc.
Employee Benefits
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Earned premiums	$1,612	$1,600	$1,600	$1,608	$1,585
Fee income	56	56	55	57	54
Net investment income	126	130	119	112	114
Net realized gains (losses)	(4)	(16)	—	(9)	1
Total revenues	1,790	1,770	1,774	1,768	1,754
Benefits, losses and loss adjustment expenses	1,199	1,169	1,161	1,147	1,204
Amortization of DAC	8	8	8	9	9
Insurance operating costs and other expenses	406	424	401	387	397
Amortization of other intangible assets	10	10	10	10	10
Total benefits, losses and expenses	1,623	1,611	1,580	1,553	1,620
Income before income taxes	167	159	194	215	134
Income tax expense	34	33	38	44	26
Net income	133	126	156	171	108
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	4	15	(1)	9	(1)
Income tax benefit [1]	(1)	(2)	(1)	(2)	—
Core earnings	$136	$139	$154	$178	$107
Margin
Net income margin	7.4%	7.1%	8.8%	9.7%	6.2%
Core earnings margin*	7.6%	7.8%	8.7%	10.0%	6.1%
ROE
Net income available to common stockholders [2]	16.6%	15.5%	17.7%	18.0%	16.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	0.8%	0.7%	0.2%	1.1%	1.3%
Integration and other non-recurring M&A costs, before tax [3]	—%	—%	—%	0.1%	0.1%
Income tax benefit [1]	(0.2%)	(0.1%)	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from core earnings ROE	(1.7%)	(1.7%)	(2.2%)	(2.5%)	(2.1%)
Core earnings [2]	15.5%	14.4%	15.6%	16.4%	15.1%
[1]Represents federal income tax benefit related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Employee Benefits.
[3]Includes integration costs in connection with the 2017 acquisition of Aetna's group life and disability business.

The Hartford Insurance Group, Inc.
Employee Benefits
Supplemental Data

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Premiums
Fully insured ongoing premiums
Group disability	$844	$845	$835	$837	$836
Group life	650	651	658	663	645
Other [1]	118	104	107	107	104
Total fully insured ongoing premiums	1,612	1,600	1,600	1,607	1,585
Total buyouts [2]	—	—	—	1	—
Total premiums	$1,612	$1,600	$1,600	$1,608	$1,585
Sales (Gross Annualized New Premiums)
Fully insured ongoing sales
Group disability	$162	$37	$53	$37	$247
Group life	163	23	32	51	154
Other [1]	56	8	20	13	43
Total fully insured ongoing sales	381	68	105	101	444
Total buyouts [2]	—	—	—	1	—
Total sales	$381	$68	$105	$102	$444
Ratios, Excluding Buyouts
Group disability loss ratio	69.0%	66.9%	67.9%	67.1%	70.1%
Group life loss ratio	79.9%	79.9%	77.5%	74.9%	82.6%
Total loss ratio	71.9%	70.6%	70.2%	68.9%	73.5%
Expense ratio	25.4%	26.7%	25.3%	24.4%	25.4%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.

The Hartford Insurance Group, Inc.
Hartford Funds
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Investment management fees	$202	$208	$202	$195	$191
Shareowner servicing fees	23	23	23	21	21
Other revenue	39	44	43	42	42
Net realized gains (losses)	—	(3)	7	3	5
Total revenues	264	272	275	261	259
Sub-advisory expense	73	76	73	71	69
Employee compensation and benefits	39	33	31	32	35
Distribution and service	73	77	75	74	73
General, administrative and other	24	24	29	26	26
Total expenses	209	210	208	203	203
Income before income taxes	55	62	67	58	56
Income tax expense	12	13	13	14	11
Net income	43	49	54	44	45
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	—	3	(7)	(3)	(5)
Income tax expense (benefit) [1]	1	(1)	—	2	1
Core earnings	$44	$51	$47	$43	$41
Daily average Hartford Funds AUM	$141,834	$142,230	$137,888	$134,064	$131,648
Return on assets (bps, net of tax) [2]
Net income	12.1	13.8	15.7	13.1	13.7
Core earnings*	12.4	14.3	13.6	12.8	12.5
ROE
Net income available to common stockholders [3]	42.2%	43.4%	44.1%	42.2%	43.6%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(1.6%)	(2.8%)	(5.5%)	(2.9%)	(2.5%)
Income tax expense (benefit) [1]	0.5%	0.5%	0.7%	0.7%	0.3%
Impact of AOCI, excluded from core earnings ROE	(1.3%)	(1.4%)	(1.5%)	(1.6%)	(1.7%)
Core earnings [3]	39.8%	39.7%	37.8%	38.4%	39.7%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

The Hartford Insurance Group, Inc.
Hartford Funds
Asset Value Rollforward
Assets Under Management By Asset Class

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Equity Funds
Beginning balance	$84,000	$87,271	$83,212	$83,337	$79,352
Sales	5,295	3,682	3,364	3,612	3,428
Redemptions	(6,434)	(4,787)	(4,298)	(4,831)	(5,488)
Net flows	(1,139)	(1,105)	(934)	(1,219)	(2,060)
Change in market value and other	(69)	(2,166)	4,993	1,094	6,045
Ending balance	$82,792	$84,000	$87,271	$83,212	$83,337
Fixed Income Funds
Beginning balance	$21,059	$19,347	$17,825	$17,201	$16,773
Sales	1,978	3,229	1,905	1,569	1,822
Redemptions	(1,970)	(1,290)	(1,150)	(1,080)	(1,497)
Net flows	8	1,939	755	489	325
Change in market value and other	331	(227)	767	135	103
Ending balance	$21,398	$21,059	$19,347	$17,825	$17,201
Multi-Strategy Investments Funds [1]
Beginning balance	$18,512	$19,425	$18,807	$19,268	$19,292
Sales	458	455	400	472	387
Redemptions	(905)	(834)	(902)	(930)	(954)
Net flows	(447)	(379)	(502)	(458)	(567)
Change in market value and other	256	(534)	1,120	(3)	543
Ending balance	$18,321	$18,512	$19,425	$18,807	$19,268
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$4,483	$4,323	$3,842	$3,753	$3,899
Net flows	146	341	256	103	(209)
Change in market value and other	79	(181)	225	(14)	63
Ending balance	$4,708	$4,483	$4,323	$3,842	$3,753
Mutual Fund and ETF AUM
Beginning balance	$128,054	$130,366	$123,686	$123,559	$119,316
Sales - mutual fund	7,731	7,366	5,669	5,653	5,637
Redemptions - mutual fund	(9,309)	(6,911)	(6,350)	(6,841)	(7,939)
Net flows - ETF	146	341	256	103	(209)
Net flows - mutual fund and ETF	(1,432)	796	(425)	(1,085)	(2,511)
Change in market value and other	597	(3,108)	7,105	1,212	6,754
Ending balance	127,219	128,054	130,366	123,686	123,559
Third-party life and annuity separate account AUM	10,879	11,544	12,073	11,832	12,083
Hartford Funds AUM	$138,098	$139,598	$142,439	$135,518	$135,642
[1]Includes balanced, allocation, and alternative investment products.

The Hartford Insurance Group, Inc.
Corporate
Income Statements

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Fee income [1]	$11	$10	$10	$10	$10
Other revenue	1	—	1	1	—
Net investment income	14	16	17	14	16
Net realized gains (losses)	(19)	11	14	8	9
Total revenues	7	37	42	33	35
Benefits, losses and loss adjustment expenses [2]	2	3	1	2	2
Insurance operating costs and other expenses [1]	14	17	12	11	14
Interest expense	50	50	49	50	50
Restructuring and other costs	—	—	1	—	1
Total expenses	66	70	63	63	67
Loss before income taxes	(59)	(33)	(21)	(30)	(32)
Income tax benefit	(18)	(5)	(9)	(13)	(17)
Net loss	(41)	(28)	(12)	(17)	(15)
Preferred stock dividends	5	5	6	5	5
Net loss available to common stockholders	(46)	(33)	(18)	(22)	(20)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	19	(8)	(13)	(10)	(9)
Restructuring and other costs, before tax	—	—	1	—	1
Income tax expense (benefit) [3]	(4)	2	4	—	3
Core loss	$(31)	$(39)	$(26)	$(32)	$(25)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Consolidated

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$538	$533	$533	$496	$483
Tax-exempt	36	38	37	41	43
Total fixed maturities	574	571	570	537	526
Equity securities	4	15	5	6	9
Mortgage loans	70	70	68	65	63
Limited partnerships and other alternative investments [2]	39	79	37	16	16
Other [3]	(3)	6	1	1	6
Subtotal	684	741	681	625	620
Investment expense	(28)	(27)	(22)	(23)	(27)
Total net investment income	$656	$714	$659	$602	$593
Annualized investment yield, before tax [4]	4.3%	4.7%	4.4%	4.1%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	3.1%	6.4%	3.0%	1.3%	1.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.4%	4.6%	4.5%	4.4%	4.3%
Annualized investment yield, net of tax [4]	3.4%	3.8%	3.5%	3.3%	3.3%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.5%	3.7%	3.6%	3.5%	3.5%
Average reinvestment rate [5]	5.6%	5.7%	5.5%	6.4%	6.1%
Average sales/maturities yield [6]	4.9%	5.4%	4.4%	4.9%	5.0%
Portfolio duration (in years) [7]	3.9	3.8	3.9	3.9	4.0
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Property & Casualty

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$426	$421	$420	$389	$373
Tax-exempt	27	29	28	29	32
Total fixed maturities	453	450	448	418	405
Equity securities	2	8	3	3	6
Mortgage loans	53	52	51	49	46
Limited partnerships and other alternative investments [2]	28	65	31	16	15
Other [3]	(2)	8	2	2	8
Subtotal	534	583	535	488	480
Investment expense	(22)	(21)	(17)	(17)	(21)
Total net investment income	$512	$562	$518	$471	$459
Annualized investment yield, before tax [4]	4.3%	4.8%	4.5%	4.2%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	2.8%	6.7%	3.2%	1.6%	1.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.4%	4.6%	4.6%	4.4%	4.3%
Annualized investment yield, net of tax [4]	3.4%	3.8%	3.6%	3.4%	3.3%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.5%	3.7%	3.7%	3.5%	3.5%
Average reinvestment rate [5]	5.6%	5.7%	5.5%	6.4%	6.1%
Average sales/maturities yield [6]	4.9%	5.6%	4.5%	4.9%	4.9%
Portfolio duration (in years) [7]	3.7	3.7	3.7	3.8	3.8
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Employee Benefits

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$97	$96	$94	$92	$93
Tax-exempt	7	8	7	10	10
Total fixed maturities	104	104	101	102	103
Equity securities	1	2	1	1	1
Mortgage loans	17	18	17	16	17
Limited partnerships and other alternative investments [2]	11	14	6	—	1
Other [3]	(1)	(2)	(1)	(1)	(2)
Subtotal	132	136	124	118	120
Investment expense	(6)	(6)	(5)	(6)	(6)
Total net investment income	$126	$130	$119	$112	$114
Annualized investment yield, before tax [4]	4.3%	4.5%	4.1%	3.9%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	4.1%	5.2%	2.3%	—%	0.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.4%	4.4%	4.3%	4.3%	4.2%
Annualized investment yield, net of tax [4]	3.5%	3.6%	3.3%	3.1%	3.1%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.5%	3.5%	3.4%	3.4%	3.4%
Average reinvestment rate [5]	5.8%	5.8%	5.9%	6.6%	6.4%
Average sales/maturities yield [6]	4.7%	4.8%	4.3%	4.8%	5.2%
Portfolio duration (in years) [7]	5.0	4.9	5.0	4.9	5.1
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Net Investment Income
Consolidated

	Three Months Ended
Net Investment Income by Segment	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Investment Income
Business Insurance	$437	$479	$442	$402	$391
Personal Insurance	57	64	58	50	50
P&C Other Operations	18	19	18	19	18
Total Property & Casualty	512	562	518	471	459
Employee Benefits	126	130	119	112	114
Hartford Funds	4	6	5	5	4
Corporate	14	16	17	14	16
Total net investment income by segment	$656	$714	$659	$602	$593

	Three Months Ended
Net Investment Income from Limited Partnerships and Other Alternative Investments	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Total Property & Casualty	$28	$65	$31	$16	$15
Employee Benefits	11	14	6	—	1
Total net investment income from limited partnerships and other alternative investments [1]	$39	$79	$37	$16	$16
[1]Amounts are included above in total net investment income by segment.

The Hartford Insurance Group, Inc.
Components of Net Realized Gains (Losses)
Consolidated

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$13	$8	$12	$6	$5
Gross losses on sales of fixed maturities	(25)	(50)	(62)	(75)	(11)
Equity securities [1]	(11)	(3)	27	14	35
Net credit losses on fixed maturities, AFS	2	—	—	(1)	(1)
Change in ACL on mortgage loans	—	—	—	—	3
Other net gains (losses) [2]	(28)	28	10	(3)	(3)
Total net realized gains (losses)	(49)	(17)	(13)	(59)	28
Net realized losses (gains), included in core earnings, before tax [3]	2	1	1	1	2
Total net gains (losses) excluded from core earnings, before tax	(47)	(16)	(12)	(58)	30
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	10	3	4	12	(7)
Total net realized gains (losses) excluded from core earnings, after tax	$(37)	$(13)	$(8)	$(46)	$23
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

The Hartford Insurance Group, Inc.
Composition of Invested Assets
Consolidated

	Mar 31 2025		Dec 31 2024		Sept 30 2024		Jun 30 2024		Mar 31 2024
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$60,094	100.0%	$59,210	100.0%	$59,350	100.0%	$56,890	100.0%	$56,107	100.0%
Asset-backed securities	$4,333	9.8%	$3,937	9.3%	$3,512	8.2%	$3,014	7.4%	$3,499	8.5%
Collateralized loan obligations	3,396	7.7%	3,250	7.6%	3,563	8.3%	3,514	8.6%	3,168	7.8%
Commercial mortgage-backed securities	2,754	6.2%	2,736	6.4%	2,857	6.7%	2,942	7.2%	3,050	7.4%
Corporate	21,646	49.0%	20,636	48.5%	20,558	48.0%	19,493	47.8%	18,657	45.7%
Foreign government/government agencies	481	1.1%	480	1.1%	541	1.3%	546	1.3%	548	1.3%
Municipal	5,030	11.4%	5,304	12.5%	5,654	13.2%	5,294	13.0%	5,941	14.6%
Residential mortgage-backed securities	5,558	12.5%	5,230	12.3%	5,123	12.0%	4,787	11.7%	4,473	11.0%
U.S. Treasuries	1,006	2.3%	994	2.3%	985	2.3%	1,224	3.0%	1,504	3.7%
Total fixed maturities, AFS [2]	$44,204	100.0%	$42,567	100.0%	$42,793	100.0%	$40,814	100.0%	$40,840	100.0%
U.S. government/government agencies	$5,126	11.6%	$4,937	11.6%	$4,815	11.2%	$4,770	11.7%	$4,846	11.9%
AAA	7,573	17.2%	7,166	16.8%	7,127	16.7%	6,413	15.7%	6,838	16.7%
AA	7,423	16.8%	7,484	17.6%	7,713	18.0%	7,283	17.8%	7,578	18.5%
A	11,639	26.3%	10,933	25.7%	10,994	25.7%	10,785	26.4%	10,488	25.7%
BBB	10,125	22.9%	9,722	22.8%	9,677	22.6%	9,204	22.6%	9,264	22.7%
BB	1,775	4.0%	1,777	4.2%	1,768	4.2%	1,649	4.1%	1,234	3.0%
B	529	1.2%	542	1.3%	693	1.6%	701	1.7%	580	1.5%
CCC	13	—%	5	—%	5	—%	8	—%	11	—%
CC & below	1	—%	1	—%	1	—%	1	—%	1	—%
Total fixed maturities, AFS [2]	$44,204	100.0%	$42,567	100.0%	$42,793	100.0%	$40,814	100.0%	$40,840	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

The Hartford Insurance Group, Inc.
Invested Asset Exposures
March 31, 2025

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$6,891	$6,733	11.2%
Technology and communications	3,001	2,889	4.8%
Consumer non-cyclical	2,692	2,609	4.3%
Utilities	2,561	2,430	4.1%
Capital goods	1,781	1,749	2.9%
Consumer cyclical	1,688	1,646	2.7%
Energy	1,386	1,348	2.3%
Basic industry	1,155	1,128	1.9%
Transportation	958	912	1.5%
Other	728	714	1.2%
Total	$22,841	$22,158	36.9%
Top Ten Exposures by Issuer [1]
Morgan Stanley	$248	$242	0.4%
NextEra Energy Inc.	239	231	0.4%
Entergy Corporation	197	184	0.3%
UnitedHealth Group Inc.	193	180	0.3%
Goldman Sachs Group Inc.	187	173	0.3%
Bank of America Corporation	178	172	0.3%
SPCC Funding I LLC	170	170	0.3%
Broadcom Inc.	173	166	0.3%
Enterprise Holdings Inc.	164	164	0.3%
Hyundai Motor Company	166	159	0.2%
Total	$1,915	$1,841	3.1%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding mutual funds.

The Hartford Insurance Group, Inc.
Appendix
Basis of Presentation and Definitions
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Insurance Group, Inc. (formerly The Hartford Financial Services Group, Inc.) (the "Company", "we", or "our") currently conducts business principally in five reportable segments: Business Insurance, Personal Insurance, Property & Casualty Other Operations ("P&C Other Operations"), Employee Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reportable segments: Business Insurance, Personal Insurance and P&C Other Operations. Business Insurance provides workers’ compensation, property, automobile, general liability, umbrella, package business, professional liability, bond, marine, livestock, accident and health, assumed reinsurance, and other product lines to businesses in the United States ("U.S.") and internationally. Business Insurance generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Insurance provides standard automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and includes substantially all of the Company's asbestos and environmental exposures.
Employee Benefits provides employers and associations with group life, accident and disability coverage, along with other products and services, including voluntary benefits, and group retiree health.
Hartford Funds offers investment products for retail and retirement accounts and provides investment management, distribution and administrative services such as product design, implementation and oversight. This business also manages a portion of the mutual funds which support third-party life and annuity separate accounts.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reportable segments. Corporate also includes investment management fees and expenses related to managing third-party assets.
Certain operating and statistical measures for P&C Business Insurance and Personal Insurance have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Business Insurance represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Insurance, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Insurance, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•For small business, policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•For Personal Insurance, effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle & large business, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in-force is a growth measure used for Personal Insurance as well as small business within Business Insurance and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.

A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Employee Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
Discussion of Non-GAAP Financial Measures
The Company uses non-GAAP financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.

Core earnings per share- This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the U.S GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.
Basic Earnings Per Share

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Income available to common stockholders per share	$2.18	$2.93	$2.60	$2.48	$2.51
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.16	0.06	0.04	0.20	(0.10)
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	(0.11)	0.01	(0.09)	(0.13)	(0.08)
Income tax expense (benefit) on items excluded from core earnings	(0.01)	(0.02)	0.01	(0.02)	0.04
Core earnings per share	$2.23	$2.99	$2.57	$2.54	$2.38
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the U.S. GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable U.S. GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
Diluted Earnings Per Share

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net Income available to common stockholders per diluted share	$2.15	$2.88	$2.56	$2.44	$2.47
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.16	0.05	0.04	0.19	(0.10)
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	(0.11)	0.01	(0.09)	(0.12)	(0.08)
Income tax expense (benefit) on items excluded from core earnings	(0.01)	(0.01)	0.01	(0.02)	0.04
Core earnings per diluted share	$2.20	$2.94	$2.53	$2.50	$2.34
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	Last Twelve Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income ROE	18.8%	19.9%	20.0%	19.8%	18.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses excluded from core earnings, before tax	0.8%	0.4%	0.4%	0.8%	0.8%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.6%)	(0.5%)	0.7%	0.9%	1.2%
Income tax benefit on items not included in core earnings	(0.1%)	—%	(0.2%)	(0.4%)	(0.4%)
Impact of AOCI, excluded from denominator of core earnings ROE	(2.8%)	(3.2%)	(3.6%)	(3.8%)	(3.6%)
Core earnings ROE	16.2%	16.7%	17.4%	17.4%	16.6%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable U.S. GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable U.S. GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable U.S. GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.

Underwriting gain (loss)- This non-GAAP financial measure is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Hartford's management evaluates profitability of the Business and Personal Insurance segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable U.S GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
Property & Casualty

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income	$495	$706	$569	$540	$615
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(512)	(562)	(518)	(471)	(459)
Net realized losses (gains)	26	9	34	61	(13)
Net servicing and other (income) expense	(4)	(2)	—	(5)	(2)
Income tax expense	125	180	143	129	138
Underwriting gain	130	331	228	254	279
Current accident year catastrophes	467	80	247	280	161
Prior accident year development	(122)	101	(50)	(115)	(56)
Underlying underwriting gain	$475	$512	$425	$419	$384
Business Insurance

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income	$477	$708	$528	$540	$573
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(437)	(479)	(442)	(402)	(391)
Net realized losses (gains)	24	3	32	50	(12)
Other expense (income)	1	1	1	1	2
Income tax expense	122	183	134	130	129
Underwriting gain	187	416	253	319	301
Current accident year catastrophes	280	67	155	155	109
Prior accident year development	(83)	(58)	(36)	(81)	(56)
Underlying underwriting gain	$384	$425	$372	$393	$354

Personal Insurance

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income (loss)	$5	$154	$31	$(11)	$34
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(57)	(64)	(58)	(50)	(50)
Net realized losses (gains)	2	5	2	8	(1)
Net servicing and other (income) expense	(5)	(3)	(5)	(6)	(4)
Income tax expense (benefit)	—	37	8	(4)	8
Underwriting gain (loss)	(55)	129	(22)	(63)	(13)
Current accident year catastrophes	187	13	92	125	52
Prior accident year development	(39)	(53)	(14)	(34)	(7)
Underlying underwriting gain	$93	$89	$56	$28	$32
P&C Other Operations

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income (loss)	$13	$(156)	$10	$11	$8
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(18)	(19)	(18)	(19)	(18)
Net realized losses	—	1	—	3	—
Other expense	—	—	4	—	—
Income tax expense (benefit)	3	(40)	1	3	1
Underwriting loss	(2)	(214)	(3)	(2)	(9)
Prior accident year development	—	212	—	—	7
Underlying underwriting loss	$(2)	$(2)	$(3)	$(2)	$(2)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable U.S. GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth on pages 10, 13 and 17, respectively.

Underlying loss and loss adjustment expense ratio- This non-GAAP financial measure is the cost of non-catastrophe loss and loss adjustment expenses incurred in the current accident year divided by earned premiums. The loss and loss adjustment expense ratio is the most directly comparable U.S. GAAP measure. Management believes that the underlying loss and loss adjustment expense ratio is a performance measure that is useful to investors as it removes the impact of volatile and unpredictable catastrophe losses and prior accident year development ("PYD"). A reconciliation of the loss and loss adjustment expense ratio to the underlying loss and loss adjustment expense ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth below.
Property & Casualty

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Loss and loss adjustment expense ratio	66.3	61.9	64.4	63.3	62.3
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)
Underlying loss and loss adjustment expense ratio	58.1	57.6	59.6	59.1	59.6
Business Insurance

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Loss and loss adjustment expense ratio	62.8	56.3	61.0	58.4	58.3
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)
Underlying loss and loss adjustment expense ratio	56.9	56.0	57.3	56.1	56.6
Personal Insurance

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Loss and loss adjustment expense ratio	79.1	59.3	76.8	81.0	76.3
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(16.5)	4.4	(8.8)	(10.7)	(5.5)
Underlying loss and loss adjustment expense ratio	62.6	63.7	68.0	70.3	70.7

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Employee Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Employee Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Employee Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income margin	7.4%	7.1%	8.8%	9.7%	6.2%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	0.3%	0.8%	(0.1%)	0.4%	(0.1%)
Income tax expense (benefit)	(0.1%)	(0.1%)	—%	(0.1%)	—%
Core earnings margin	7.6%	7.8%	8.7%	10.0%	6.1%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Return on Assets ("ROA")	12.1	13.8	15.7	13.1	13.7
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	—	0.8	(2.1)	(0.9)	(1.5)
Effect of income tax expense (benefit)	0.3	(0.3)	—	0.6	0.3
Return on Assets ("ROA"), core earnings	12.4	14.3	13.6	12.8	12.5

Net investment income excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Employee Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable U.S. GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Total net investment income	$656	$714	$659	$602	$593
Adjustment for income from limited partnerships and other alternative investments	(39)	(79)	(37)	(16)	(16)
Net investment income excluding limited partnerships and other alternative investments	$617	$635	$622	$586	$577
Property & Casualty

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Total net investment income	$512	$562	$518	$471	$459
Adjustment for income from limited partnerships and other alternative investments	(28)	(65)	(31)	(16)	(15)
Net investment income excluding limited partnerships and other alternative investments	$484	$497	$487	$455	$444
Employee Benefits

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Total net investment income	$126	$130	$119	$112	$114
Adjustment for income from limited partnerships and other alternative investments	(11)	(14)	(6)	—	(1)
Net investment income excluding limited partnerships and other alternative investments	$115	$116	$113	$112	$113

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Employee Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable U.S GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Annualized investment yield	4.3%	4.7%	4.4%	4.1%	4.1%
Adjustment for income from limited partnerships and other alternative investments	0.1%	(0.1%)	0.1%	0.3%	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.4%	4.6%	4.5%	4.4%	4.3%
Property & Casualty

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Annualized investment yield	4.3%	4.8%	4.5%	4.2%	4.1%
Adjustment for income from limited partnerships and other alternative investments	0.1%	(0.2%)	0.1%	0.2%	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.4%	4.6%	4.6%	4.4%	4.3%
Employee Benefits

	Three Months Ended
	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Annualized investment yield	4.3%	4.5%	4.1%	3.9%	3.9%
Adjustment for income from limited partnerships and other alternative investments	0.1%	(0.1%)	0.2%	0.4%	0.3%
Annualized investment yield excluding limited partnerships and other alternative investments	4.4%	4.4%	4.3%	4.3%	4.2%